                            OPPENHEIMER DEVELOPING MARKETS FUND
                             Supplement dated January 10, 2006
                         to the Prospectus dated December 28, 2005

This supplement amends the Prospectus dated December 28, 2005.

This Prospectus is revised as follows:

     1. The section  titled  "Advisory  Fees" on page 13 is deleted and replaced with the following:

     Advisory  Fees.  Effective  January  1, 2006 the Fund pays the  Manager  an advisory fee at an annual rate that declines as the Fund's assets grow: 1.00% of the first $250  million of average  annual net assets of the Fund,  0.95% of the next  $250  million,  0.90% of the next  $500  million,  0.85% of the next  $6.0 billion,  0.80% of the next $3.0 billion and 0.75% of average  annual net assets in excess of $10.0 billion.  The Fund's  management fee for its last fiscal year ended  August 31, 2005 was 0.87% of average  annual net assets for each class of shares.

     A discussion regarding the basis for the Board of Trustees' approval of the
Fund's investment  advisory contract with the Manager is available in the Fund's
Annual Report to shareholders for the fiscal year ended August 31, 2005.

January 10, 2006                                                  PS0785.022